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                      November 13, 1996



Enron Oil & Gas Company
1400 Smith Street
Houston, Texas  77002

Ladies and Gentlemen:

      We have entered into the Underwriting Agreement dated November 13, 1996 relating to the Purchased Securities referred to therein by signing a copy of the Underwriting Agreement and returning the same or depositing the same in the mail to you.

                         Very truly yours,

                         J. P. MORGAN SECURITIES INC.
                         GOLDMAN, SACHS & CO.
                         MORGAN STANLEY & CO. INCORPORATED
                         SALOMON BROTHERS INC

                         By:  J. P. MORGAN SECURITIES INC.



                              By:  /s/ Raymond A. Schmitt
                                    Name: Raymond A. Schmitt
                                    Title:  Vice President